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                                                                      EXHIBIT 24

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               UMB FINANCIAL CORPORATION


Date  1-16-03                                  By /s/ R. Crosby Kemper
                                               ---------------------------------
                                               R. Crosby Kemper, III
                                               Chairman of the Board

                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints R. Crosby Kemper, R. Crosby Kemper, III and Peter J. Genovese his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to file this report the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

     Signature and Name                 Capacity            Date
     ------------------                 --------            ----

/s/ Miriam M. Allison                   Director           1-16-03
----------------------------
Miriam M. Allison


/s/ Paul D. Bartlett, Jr.               Director           1-16-03
----------------------------
Paul D. Bartlett, Jr.


____________________________            Director           _______
Thomas E. Beal

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     Signature and Name                 Capacity            Date
     ------------------                 --------            ----


____________________________            Director           _______
H.Alan Bell


/s/ William L. Bishop                   Director           1-16-03
----------------------------
William L. Bishop


/s/ David R. Bradley, Jr.               Director           1-16-03
----------------------------
David R. Bradley, Jr.


/s/ Newton A. Campbell                  Director           1-16-03
----------------------------
Newton A. Campbell


____________________________    Chief Financial Officer    _______
Daniel C. Stevens


____________________________            Director           _______
William Terry Fuldner


/s/ Peter J. Genovese            Director and President    1-16-03
----------------------------
Peter J. Genovese


____________________________            Director           _______
Jack T. Gentry


/s/ Richard Harvey                      Director           1-16-03
----------------------------
Richard Harvey


/s/ C. N. Hoffman, III                  Director           1-16-03
----------------------------
C. N. Hoffman, III


/s/ Alexander C. Kemper                 Director           1-16-03
----------------------------
Alexander C. Kemper

                               Director; Senior Chairman
/s/ R. Crosby Kemper                of the board;          _______
----------------------------
R. Crosby Kemper


/s/ R. Crosby Kemper III           Director; Chairman      1-16-03
----------------------------
R. Crosby Kemper III

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     Signature and Name                 Capacity            Date
     ------------------                 --------            ----


____________________________            Director           _______
Tom J. McDaniel


____________________________            Director           _______
William J. McKenna


____________________________            Director           _______
John H. Mize, Jr.


____________________________            Director           _______
Mary Lynn Oliver


____________________________            Director           _______
Robert W. Plaster


____________________________            Director           _______
Kris A. Robbins


/s/ Alan W. Rolley                      Director           1-16-03
----------------------------
Alan W. Rolley


/s/ Thomas D. Sanders                   Director           1-16-03
----------------------------
Thomas D. Sanders


/s/ L. Joshua Sosland                   Director           1-16-03
----------------------------
L. Joshua Sosland


/s/ Herman R. Sutherland                Director           1-16-03
----------------------------
Herman R. Sutherland


/s/ Paul Uhlmann, III                   Director           1-16-03
----------------------------
Paul Uhlmann, III


____________________________            Director           _______
E. Jack Webster, Jr.


____________________________            Director           _______
Dr. Jon Welfald

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     Signature and Name                 Capacity            Date
     ------------------                 --------            ----


____________________________            Director           _______
John E. Williams


/s/ Thomas J. Wood, III                 Director           1-16-03
----------------------------
Thomas J. Wood, III